                            SELECT PARTNER AGREEMENT

                                      FOR

                                    PRODUCTS

                                    BETWEEN

                            NEWBRIDGE NETWORKS INC.

                                      AND

                            IWL COMMUNICATIONS. INC.

Legend: Confidential Treatment Requested. A series of XXX's has been inserted in this exhibit to indicate redactions for which confidential treatment has been requested. The redacted portions of this exhibit have been separately filed with the Commission.

                               TABLE OF CONTENTS

                                                                       Page

   1.    Term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

   2.    SELECT Partner's Obligations. . . . . . . . . . . . . . . . . . 1

   3.    SELECT Partner's Representations and Warranties . . . . . . . . 2

   4.    Newbridge's Obligations . . . . . . . . . . . . . . . . . . . . 3

   5.    Territory . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

   5.1   Referral Accounts . . . . . . . . . . . . . . . . . . . . . . . 4

   6.    Demonstration Products/Price Terms. . . . . . . . . . . . . . . 5

   7.    Co-Operative Advertising. . . . . . . . . . . . . . . . . . . . 5

   8.    Product Specification Changes . . . . . . . . . . . . . . . . . 6

   9.    Software License. . . . . . . . . . . . . . . . . . . . . . . . 6

  10.    Industrial Secrets and Industrial Property Rights . . . . . . . 6

  11.    Patent, Copyright and Trade Secret Infringement . . . . . . . . 6

  12.    Product Warranty. . . . . . . . . . . . . . . . . . . . . . . . 7

  13.    Disclaimer of Employment Relationship . . . . . . . . . . . . . 8

  14.    No Assignment . . . . . . . . . . . . . . . . . . . . . . . . . 8

  15.    Termination . . . . . . . . . . . . . . . . . . . . . . . . . . 8

  16.    Force Majeure . . . . . . . . . . . . . . . . . . . . . . . . . 9

  17.    Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . 9

Exhibit A - Newbridge Networks Products

Exhibit B - Newbridge Discounts for Direct Products

Exhibit C - Newbridge Direct Purchase Request Form

Exhibit D - Newbridge International Direct Purchase Request Form

Exhibit E - Newbridge Finder's Fee Request Form

Exhibit F - Newbridge End User Software License Agreement

                            SELECT PARTNER AGREEMENT

This SELECT PARTNER AGREEMENT ("Agreement") is made effective as of 11TH , day of October, 1996, by and between, NEWBRIDGE NETWORKS INC., a corporation organized and existing under the laws of the State of Delaware, with its principal place of business at 593 Herndon Parkway, Herndon, Virginia 22070 (hereinafter called "Newbridge"), and IWL COMMUNICATIONS. INC., a corporation organized and existing under the laws of the State of TEXAS, with its principal place of business at, 4311 FM 2351, FRIENDSWOOD, TEXAS 77546, (hereinafter called "SELECT Partner").

WHEREAS Newbridge desires to appoint the SELECT Partner to actively promote sales or use of its products (hereinafter called "Products"), as more fully set forth on Exhibit A attached hereto, and to provide a high level of pre-sales and after-sales support to purchasers of such Products; and

WHEREAS the SELECT Partner desires to accept such appointment.

NOW THEREFORE, in consideration of the mutual premises and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually covenant and agree with each other as follows:


1.  TERM

    A. This Agreement shall remain in effect for a period of one year from its effective date. Thereafter, it shall remain in effect unless terminated by either party upon at least ninety (90) days prior written notice.

    B. The SELECT Partner program, as set forth herein, shall be in effect during each Newbridge fiscal year, May 1 through April 30 (hereinafter called "Program Year") during the term of this Agreement. Newbridge reserves the right to modify the SELECT Partner program for any subsequent Program Year.


2.  SELECT PARTNER'S OBLIGATIONS

    SELECT Partner agrees:

    A. To purchase annually a minimum of XXXXX, net of any discounts, of the Newbridge Products listed on Exhibit A herein through one or more of Newbridge's Distributors (hereinafter called "Distributors").

    B. For those Newbridge Products not listed on Exhibit A herein or those Products identified as "Non-Dist" in the Newbridge price list, SELECT Partner may purchase such Products directly from Newbridge subject to the following: (i) all such direct sales shall be subject to approval and acceptance by Newbridge prior to the placement of any orders, (ii) discounts for the Non-Dist Products are those shown in Exhibit B and
         (iii) all direct sales will require the completion of a "DIRECT PURCHASE REQUEST" form (Exhibit C).

    C. To use its best efforts to actively sell or market the Products. This obligation shall not affect the rights of the SELECT Partner or any other SELECT Partner under Article 5 of this Agreement.

    D. To develop a marketing business plan which shall promote the sales or use of the Products through regular contact with customers in the Authorized Area, as specified in Paragraph 5.A. Newbridge shall review this plan on quarterly basis to ensure compliance.

    E. To keep its customers in the Authorized Area advised of new Products, as SELECT Partner may be advised of from time to time.

    F. To cooperate with Newbridge, and to be supported by Newbridge, in advertising and sales campaigns for the Products initiated by Newbridge in the Authorized Area.

    G. To provide, at its sole expense, an effective means of demonstrating to potential and existing customers the capabilities of the Products.

    H. To conduct advertising and sales campaigns with respect to the Products using such kinds of appropriate promotional materials as are consistent with SELECT Partner's obligation hereunder. SELECT Partner shall display Products at those trade shows at which it exhibits telecommunication products.

    I. SELECT Partner shall not create any cartons, packaging or labels for the Products without Newbridge's prior written consent. Newbridge shall have the continuing right to inspect and review any of SELECT Partner's advertising and sales material with respect to the Products, and packaging with respect to the Products, and to disapprove same or require such modifications as Newbridge deems advisable. In the event Newbridge requires any changes, SELECT Partner, upon written notice, shall modify such material and/or packaging to comply with Newbridge's instructions.

    J. To prominently display on all advertisements and sales materials related to the Products, current Newbridge trademarks and logos, supplied or approved by Newbridge.

    K. To assign an individual who will act as SELECT Partner coordination manager for Newbridge. This individual will assist Newbridge in the creation and dissemination of all necessary reports, policies and procedures in the fulfillment of this Agreement.

    L. To extend to customers any warranty given by Newbridge to SELECT Partner on Products. SELECT Partner itself may not extend additional Newbridge warranties to customers and agrees to refrain from making any claim, representation or warranty concerning the Products in excess of those made by Newbridge.

    M. To complete the prerequisites necessary to receive accreditation as an "Authorized Service Agent for Newbridge Networks Inc." Such prerequisites are detailed in Newbridge's SELECT Plus Partner Certification Agreement, which is incorporated herein by reference. SELECT Partner will be required to complete accreditation in a minimum of one (1) of the eight (8) product categories listed below within six
         (6) months from the effective date of this Agreement. Accreditation in a particular product category provides Select Partner with the ability to complete Installation and Maintenance support services for the Products in that particular category only. Newbridge reserves the right to terminate this Agreement if such accreditation is not complete within the six (6) month time frame. The product categories are as follows:

                   1. CHBNK - 3624,3630 & 3620
                   2. Small Mux - 3606, 3612
                   3. 3600
                   4. 3645
                   5. Frame Relay - 3600 FRE, 36120
                   6. ATM - 36150, 36170
                   7. NMS - 4602, 46020
                   8. LAN - ACC Routers

    N. To refer customers requiring installation and/or maintenance services to Newbridge for such services when; (i) SELECT Partner is not accredited on the Products, and/or (ii) Products are purchased directly from Newbridge SELECT Partner, at its option, may utilize Newbridge personnel for installation and maintenance services on all Products available through Distribution. Installation prices shall be as set forth in Exhibit A.1.

3.  SELECT PARTNER'S REPRESENTATIONS AND WARRANTIES

    SELECT Partner represents and warrants that:

    A. SELECT Partner is not involved in any litigation which would materially affect SELECT Partner's performance under this Agreement, excepting those matters previously disclosed to Newbridge by SELECT Partner in writing.

    B. SELECT Partner shall maintain a high degree of financial integrity and ethical conduct in its relations with purchasers of the Products.

    C.   SELECT Partner is in good standing with at least one Distributor.


4.  NEWBRIDGE'S OBLIGATIONS

    A. Newbridge hereby designates SELECT Partner as a non-exclusive, factory authorized, provider of the Products.


    B. Newbridge reserves the right to add or delete Products. Newbridge shall have the right to incorporate alternative components as long as those components are the functional equivalent of or are better than, components previously used and such alternative components do not alter form, fit or function of the Product.

    C. Newbridge will provide local sales training conducted by the appropriate Newbridge Sales Representative, to SELECT Partner's sales representatives, at no charge to the Select Partner, at least once a year. Such training shall highlight the features, applications and benefits of the Products and will include reference copies of sales material.

    D. Newbridge will provide sales literature, including product line brochures, data sheets, application notes and general information books, to SELECT Partners, at no charge, in such quantities as Newbridge deems advisable. Additional quantities will be available in bulk at Newbridge's cost.

    E. Newbridge shall provide SELECT Partner, at cost, with Newbridge promotional materials, including, but not limited to tee-shirts, pens, folios, mugs, etc. A brochure of all promotional items will be supplied upon request.

    F. Newbridge will provide SELECT Partners with price books and new Product announcements or enhancements in the form of product bulletins.

    G. Newbridge will regularly distribute comparative information that highlights the competitive advantages of the Products.

    H. Newbridge will publish a quarterly newsletter specifically for SELECT Partners. Such newsletter will feature application articles, information on other SELECT Partners, and articles on new products, markets and opportunities. SELECT Partners shall be encouraged to contribute to this newsletter. Additionally, SELECT Partners shall receive a copy of Newbridge's quarterly publication "International News".

    I. Newbridge shall provide sales leads from Newbridge advertising, sales programs and telemarketing to specific SELECT Partners located in the area in which a customer is located. The intent is to distribute individual leads to the SELECT Partner with the best chance of closing the sale due to specific account familiarities. Newbridge shall be fair and equitable in its exercise of discretion hereunder.

    J. Newbridge will provide SELECT Partners with priority access, on a no-charge basis, to the Network Design Assistance Center (hereinafter called "NDAC"). The NDAC will assist with Product configuration questions, Product order information, and assist with other technical issues.

    K. Newbridge will maintain the confidentiality of customer information provided by a SELECT Partner to Newbridge and exercise the same degree of care in maintaining such confidentiality as Newbridge exercises with respect to its own information of like importance.

    L. Newbridge may provide special courses for SELECT PLUS Partners at preferred rates.

    M. Newbridge shall provide SELECT Partner with (i) priority call back to the Newbridge National Technical Assistance Center ("NTAC") 24 hours/365 days per year; and (ii) access to the Newbridge Information Retrieval Service (hereinafter called "NIRS Bulletins Board").


5.  TERRITORY

    A. Nothing in this Agreement shall be construed as conferring upon SELECT Partner an exclusive distributorship, dealership, franchise or territory for marketing the Products. A SELECT Partner may make sales of the Products in any of the fifty (50) United States, the District of Columbia and Puerto Rico (the "Authorized Area"), subject to SELECT Partner's ability to fulfill its obligations under this Agreement.

    B. Due to the need to maintain high standards for support of the Products, Newbridge reserves the right to require SELECT Partner to provide such information as Newbridge requires to determine SELECT Partner's ability to adequately support the Products on all sales made outside of the United States.

    C. Equipment shall be delivered F.O.B. Origin for all US orders placed direct with Newbridge and F.O.B. Point of Embarkation for all international orders. Shipments to locations outside of the United States will be accomplished through Newbridge Networks Corporation and Newbridge reserves the right to select the means of transportation and routing unless otherwise advised. SELECT Partner shall be responsible for all shipping charges, import and customs duties and any applicable taxes which may be imposed by the country of destination.

    D. In the event that the Select Partner uncovers a sales opportunity outside of the Authorized Area, such sales will be handled on a case-by-case basis. For all sales made outside of the United States, SELECT Partner will be required to obtain product configuration approval from the appropriate Newbridge System Engineer prior to presenting any quotation to a customer. Such approval can be obtained by submitting a completed "Quote Request Form" to the appropriate Newbridge Systems Engineer. All direct international sales will require the completion of an "INTERNATIONAL DIRECT PURCHASE REQUEST" form (Exhibit D) and approval from the appropriate Newbridge individuals. Newbridge shall have the right to approve all international sales and for all such sales, at least one intelligent node on the customer's network must reside in the United States.
         All sales made outside of the Authorized Area will be at prices set forth in Exhibit B.

6.  REFERRAL ACCOUNTS

    A. SELECT Partner may refer certain customers directly to Newbridge for the purchase of Newbridge products not available for sale through Newbridge's distributors. In all such cases SELECT Partner shall be entitled to receive a referral fee as outlined in paragraph E below. All referral accounts will require the completion of a "FINDERS FEE REQUEST" form (Exhibit E) and approval from the appropriate Newbridge individuals.

    B. SELECT Partner acknowledges that each customer referred to Newbridge has not previously made contact with Newbridge for the purpose of purchasing products and that all customers referred to Newbridge must not be a Newbridge existing customer.

    C. SELECT Partner shall be required to transfer complete account control, including the right for future product(s) sales, to Newbridge in exchange for payment of the referral fee.


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

    D. During the term of SELECT Partner's responsibilities hereunder, SELECT Partner will not sell competitive equipment or represent a competitive manufacturer into the account where it has received a referral fee from Newbridge.

    E. Newbridge will pay to SELECT Partner a referral fee based on a percentage of the net revenue received during the first two years after the account referral date, according to the following schedule:
         (For purposes hereof, net revenue shall be the invoiced value of products shipped by Newbridge to the customer.)

              REVENUE                      FEE
              -------                      ---

              XXXXX                         XXXXX%
              XXXXX                         XXXXX%
              XXXXX                         XXXXX%

    F. Newbridge agrees to pay Representative the referral fee no later than thirty (30) days after Newbridge receive payment from the customer.


7.  DEMONSTRATION PRODUCTS / PRICE TERMS

    A. Newbridge shall sell reasonable quantities of demonstration Products to the SELECT Partner at a purchase price equal to Newbridge's then current list price, less a XXXXXX discount.

    B. The SELECT Partner shall order the customer demonstration Products by issuance of a written purchase order directly to Newbridge. Each purchase order shall include the quantity of Product, a requested ship date for each item, the method of shipment and the location to which the Product should be shipped. Newbridge shall have the exclusive right to limit the amount of customer demonstration Products which a SELECT Partner may purchase.

    C. Newbridge will use its best efforts to meet the requested ship date in SELECT Partner's purchase order but will not be liable to the SELECT Partner or to any other person if it fails to meet the requested ship date. Orders without requested ship date will be processed for shipment according to the then current shipment schedule.

    D. All prices are F.O.B. Newbridge shipping point. Freight will be prepaid and billed and shown separately.


8.  CO-OPERATIVE ADVERTISING

    A. Newbridge shall provide co-operative advertising funds (hereinafter "Co-op Dollars") to SELECT Partners. These funds shall accrue to such SELECT Partner based upon the net dollar amount of Product purchased from the Distributors and may be spent as set forth below.

    B. Newbridge shall establish a Co-op Dollars account for each SELECT Partner. Co-op Dollars shall be earned on an annual basis, the Newbridge fiscal year, commencing May 1. Each SELECT Partner shall earn Co-Op Dollars for annual purchases as follows:

              VOLUME OF PURCHASES FROM DISTRIBUTORS    CO-OP DOLLARS EARNED
              -------------------------------------   ----------------------


              i)  Up to XXXXXX per year          XXXXX% of annual purchases
              ii) Over XXXXX                     XXXXX% of annual purchases

    C. Newbridge will receive quarterly reports from Distributors indicating the SELECT Partner invoiced dollar volume (net of any discounts). Newbridge shall provide a Co-Op Dollars report to SELECT Partners on a quarterly basis.

    D.   Newbridge will disburse Co-Op Dollars as follows:

         i) On a XXXXX basis (i.e., dollar for dollar with non-Co-op Dollar funds expended by SELECT Partner) if SELECT Partner elects tn purchase co-operative advertising including advertisement creation and placements; direct mail campaigns that include advertisement creation and mailing costs; and sponsorship of events and seminars; or

         ii) As a credit against charges incurred by SELECT Partner if SELECT Partner elects to purchase bulk quantities of Product brochures; installation and training course fees; dial-in bulletin board access; additional quantities of promotional items with the Newbridge name/logo; and catalogue production cost assistance if Products are included.

    E. Subject to the provisions of subparagraph D and subparagraph E of this Article, a SELECT Partner may borrow Co-op Dollars in an amount not to exceed the greater of $XXXXX or XXXX of the Co-op Dollars which would have been earned during Newbridge's last fiscal year.

    F. All requests for disbursement of Co-op Dollars must be in writing and shall be subject to Newbridge approval.

    G. All Co-op Dollars shall be used within XXXXX of the close of the Newbridge fiscal year in which they were earned.

9.  PRODUCT SPECIFICATION CHANGES

    Newbridge has the right to make any changes to any of its Products as it deems necessary or desirable without prior notice to the SELECT Partner, except those changes affecting form, fit or function of which Newbridge shall give SELECT Partner advance, prior written notice.


10. SOFTWARE LICENSE

    A. All software products which are a part of this Agreement shall be subject to Newbridge's "End User License Agreement" (EXHIBIT F) and any software license shall be granted by Newbridge and/or Newbridge's suppliers directly to the end user. SELECT Partner is hereby granted a non-exclusive right to offer Newbridge and/or Newbridge supplied software, for which a license fee is paid, to end user customers, only in conjunction with SELECT Partner's sale of the software products relicensed under this Agreement. SELECT Partner agrees that all such software shall be treated as the exclusive proprietary property of Newbridge and/or Newbridge's suppliers, as appropriate. SELECT Partner shall take those steps as may be necessary to hold this software in confidence for the benefit of Newbridge or Newbridge's suppliers, as appropriate, and make the software available solely in conjunction with the Products for which the software is furnished. The SELECT Partner shall not provide or make the software available to any person except to its employees on a "need-to-know" basis and shall issue adequate instruction to persons as may be necessary to satisfy SELECT Partner's obligation under this section.

    B. SELECT Partner agrees that it will require each customer to execute Newbridge's standard "End User License Agreement" as a part of any contract package for all orders which contain Newbridge and/or Newbridge supplied software. Any transfer of the software products is limited to the customer's internal use solely on either or both of the primary NetworkStation and the redundant NetworkStation included with customer's communications network.

11. INDUSTRIAL SECRETS AND INDUSTRIAL PROPERTY RIGHTS

    A. Industrial Secrets. SELECT Partner acknowledges that Newbridge has developed and uses valuable technical and non-technical information, patents, trade secrets and the like in the Products purchased under this Agreement. SELECT Partner warrants that neither it nor any of its employees will knowingly convert to their own use or to the use of any other party any industrial secrets, trade secrets, patent, manufacturing or other process, copyright or the like owned by

         Newbridge and obtained by SELECT Partner and its personnel by reason of this Agreement or otherwise, provided such information is designated in writing or marked as proprietary to Newbridge at time of disclosure to SELECT Partner.

    B. Industrial Property Rights. SELECT Partner recognizes and acknowledges the great value of the goodwill associated with the name and trademarks of Newbridge and the identification of the Products therewith. SELECT Partner will make its best effort to not obscure, effect or permit the removal or alteration of any patent numbers, trade names or marks, warning labels, serial numbers, or the like affixed to any Product or package.


12. PATENT, COPYRIGHT AND TRADE SECRET INFRINGEMENT

    A. Newbridge shall indemnify, defend, and otherwise hold SELECT Partner harmless from all costs, losses, damages or liability, including reasonable attorney's fees, (excluding any consequential, incidental and punitive damages) arising from any judgment made against SELECT Partner, to the extent that such judgment is based on a finding that the Products furnished by Newbridge under this Agreement infringe any U.S. patent, copyright or trade secret. Newbridge shall defend any suit alleging such infringement which is brought against SELECT Partner or any of its customers, and shall pay all reasonable legal costs and expenses incurred and satisfy all judgments and decrees against SELECT Partner, provided that SELECT Partner notifies Newbridge within ten (10) business days of the date any such claim becomes known to SELECT Partner and SELECT Partner provides such assistance and cooperation to Newbridge as is reasonably requested at Newbridge's expense.

    B. In the event SELECT Partner or its customers are enjoined from their use of Newbridge's Products due to a proceeding based upon any infringement of any U.S. patent, copyright or trade secret, Newbridge shall either:

         i) promptly render the Product non-infringing and capable of providing services as intended, or

         ii) procure for SELECT Partner the right to continue using the Product, or

         iii) replace the Product with non-infringing goods, or

         iv) remove the Product and refund the purchase price and transportation costs thereof.

    C. The foregoing constitutes the entire liability of Newbridge with respect to infringement of patents, copyrights and trade secrets for Products purchased pursuant to this Agreement. Such liability does not include consequential, incidental and punitive damages, including, but not limited to, loss of profits or damage to business or business relations.


13. PRODUCT WARRANTY

    A.   WARRANTY TO SELECT PARTNER Newbridge hereby represents and warrants;
         (i) Newbridge has all right, title, ownership interest and/or marketing rights necessary to provide the Products to Select Partner;
         (ii) the Products are new or warranted as new, and free from defects in material and workmanship; and (iii) that upon payment in full, all Hardware Products shall be delivered free and clear of liens, claims or encumbrances of any kind.

    B. Select Partner shall have the right to return to Newbridge for credit or replacement any DOA Product that is returned to Select Partner within thirty (30) days after the initial delivery date to the End User. Newbridge shall bear reasonable costs of shipping, via ground transportation, and risk of loss for shipment of DOA Products to Newbridge's location and respective replacement product back to Select Partner or Select Partner's customer. The Select Partner should not accept returns on Products for Emergency Replacement Service unless agreed to by Newbridge.

    C. WARRANTY TO END USERS Newbridge's warranties to End Users of the Products are only as provided in Exhibit G of this Agreement. Newbridge makes no warranties to Select Partner beyond these warranties. Newbridge agrees that Select Partner shall be entitled to pass through to Resellers and to End Users of the Products the Product warranties set forth in Exhibit G herein. Select Partner shall have no authority to alter or extend any of the warranties of Newbridge expressly contained or referred to in this Agreement without prior approval of Newbridge.

    D.   COMPLETE WARRANTY  THE WARRANTIES SET FORTH ABOVE ARE COMPLETE AND
         ARE IN LIEU OF ALL OTHER WARRANTIES, CONDITIONS OR REPRESENTATIONS, EXPRESS OR IMPLIED BY STATUTE, USAGE, CUSTOM OF THE TRADE OR OTHERWISE. NOTWITHSTANDING ANY OTHER OR PRIOR STATEMENT, WRITTEN OR ORAL, NEWBRIDGE MAKES NO OTHER WARRANTIES REGARDING ITS PRODUCT(S) OR THE MATERIALS AND SERVICES CONTEMPLATED HEREUNDER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, NEWBRIDGE EXPRESSLY DISCLAIMS WARRANTIES OR REPRESENTATIONS OF WORKMANSHIP, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, DURABILITY, THAT A LICENSED PROGRAM WILL MEET ALL OF CUSTOMER'S NEEDS OR THAT THE OPERATION OF THE LICENSED SOFTWARE WILL BE ERROR FREE. THESE WARRANTIES ARE INVALID IF DISTRIBUTOR SELLS THE PRODUCTS OUTSIDE THE TERRITORY.


14. DAMAGES AND LIABILITY

    UNDER NO CIRCUMSTANCES WILL NEWBRIDGE BE LIABLE FOR INCIDENTAL, CONSEQUENTIAL, INDIRECT, RESULTING, SPECIAL OR PUNITIVE DAMAGES OF ANY KIND (INCLUDING WITHOUT LIMITATION LOSS OF PROFITS OR DAMAGE TO BUSINESS OR BUSINESS RELATIONS), HOWEVER CAUSED, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR ANY ORDER FOR EQUIPMENT ARISING HEREUNDER OR THE PURCHASE OR USE OF EQUIPMENT OR SERVICES FURNISHED BY NEWBRIDGE TO CUSTOMER. IN NO EVENT WILL NEWBRIDGE'S TOTAL LIABILITY, IN DAMAGES OR OTHERWISE, EXCEED THE AMOUNTS ACTUALLY RECEIVED BY NEWBRIDGE FOR FURNISHING THE PARTICULAR SERVICE OR UNIT OF PRODUCT WHICH IS THE SUBJECT OF A CLAIM OR DISPUTE. NO ACTION, REGARDLESS OF FORM, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE EQUIPMENT OR SERVICES FURNISHED BY NEWBRIDGE MAY BE BROUGHT BY CUSTOMER MORE THAN TWO (2) YEARS AFTER THE CAUSE OF ACTION HAS ACCRUED OR SUCH SHORTER STATUTORY PERIOD AS MAY BE APPLICABLE.


15. DISCLAIMER OF EMPLOYMENT RELATIONSHIP

    Neither Newbridge's nor SELECT Partner's officers, employees or agents shall be deemed officers, direct or indirect employees, or agents of the other and neither Newbridge nor SELECT Partner shall represent that its relationship with respect to the other is other than as an independent contractor. Nothing in this Agreement shall create in either party any right or authority to incur any obligations on behalf of, or to bind in any respect, the other party.


16. TERMINATION

    A. Either party to this Agreement shall have the right to terminate this Agreement as of the date either party to this Agreement breaches any of its representations and warranties or any other material term of this Agreement.

    B.   This Agreement may be terminated by Newbridge as follows:

         i) SELECT Partner attempts to assign its rights or delegate its obligations under this Agreement to a third party without the prior written consent of Newbridge; or
         ii) there is a change, directly or indirectly, in the control or material ownership the SELECT Partner; or

         iii) if the SELECT Partner makes a general assignment for the benefit of creditors, is not generally paying its debts as they become due, files a petition in bankruptcy, is adjudicated a bankrupt or insolvent, files a petition seeking any reorganization, arrangement, liquidation, or similar relief under any present or future statute, law or regulation, or files an answer admitting to or fails to contest the material allegations of a petition filed against it in any such proceeding, or seeks, consents to or acquiesces in the appointment of any trustee, receiver, custodian or liquidator of any material part of its properties.

    C. Termination for cause under subparagraphs A and B (i), (ii) and (iii) of this Article 15 will be effective fifteen (15) days after written notice is received by either party from the other, unless such breach shall be remedied within such period to the satisfaction of the party complaining of such breach.

    D. Neither party shall, by reason of the termination of this Agreement, be liable to the other for compensation, reimbursement or damages on account of the loss of prospective profits on anticipated sales, or on account of expenditures, investments, leases or commitments entered into or made in connection with the business or goodwill of the other.

    E. The provisions of paragraph 2.L., 8, 9, 10 and 11 shall survive any termination of this Agreement.


17. FORCE MAJEURE

    Neither Newbridge nor SELECT Partner shall be deemed to be in default of any provision of this Agreement for any failure in performance resulting from acts or events beyond its reasonable control, including acts of God, acts of civil or military authority, civil disturbance, strikes, fires or other catastrophes.


18. MISCELLANEOUS

    A. Governing Law. This Agreement shall be governed by the substantive law of the Commonwealth of Virginia.

    B. Severability. The provisions of this Agreement shall bc deemed severable. If any provision of this Agreement shall be held unenforceable by any court of competent jurisdiction, the remaining provisions shall remain in full force and effect.

    C. Merger. All understandings and agreements made between the parties are merged into this Agreement which fully and completely expresses the agreement of the parties with respect to the subject matter hereof.

    D. Amendments. This Agreement shall not be amended or modified except in writing signed by the parties hereto. No course of dealing or usage of trade by or between the parties shall be deemed to effect any such amendment or modification.

    E. Headings. All headings and captions contained herein are for convenience and ease of reference only and are not to be considered in the construction or interpretation of any provision of this Agreement.

    F. Notices. Any notice required to be sent or given to SELECT Partner or Newbridge shall be sent by certified or registered mail, return receipt requested, addressed as follows:

         SELECT Partner:     IWL COMMUNICATIONS. INC.
                             4311 FM 2351
                             FRIENDSWOOD. TEXAS 77546
         Attention:          J KEITH JOHNSON

         NEWBRIDGE:          Newbridge Networks Inc.
                             593 Herndon Parkway
                             Herndon, VA 22070-5421
                             Attention: Contracts and Administration

    G. Waivers. Any consent by any party to, or waiver of, a breach by the other, whether express or implied, shall not constitute a consent to, or a waiver of any other, different or subsequent breach.

    H. Non-Solicitation. Each party agrees that during the term of the Agreement it will not solicit, entice, persuade or induce any individual who currently is, or at any time during the term of this Agreement shall be, an employee of either party, to terminate or refrain from renewing such individuals employment.

    H. In no event shall SELECT Partner or Newbridge be liable for indirect, special, incidental or consequential damages arising out of or in connection with this Agreement, whether in contract, tort (including negligence), strict liability or otherwise.

    I. SELECT Partner shall not assign or transfer any rights or obligations under this Agreement without the prior written consent of Newbridge.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


NEWBRIDGE NETWORKS INC.                IWL COMMUNICATIONS. INC.
                                       -------------------------------
                                       (SELECT PARTNER)

By: /s/ Ralph Jacobi                   By:  /s/ J. Keith Johnson
   --------------------------              ---------------------------
for
Name: Lawrence E. Keith                Name: J. Keith Johnson
     ------------------------               --------------------------

Title: Sr. V.P. Sales-                 Title: Executive Vice President
       America's Region                      -------------------------
      -----------------------

Date: 10-11-96                         Date: 7/21/96
     ------------------------               --------------------------


Accepted for Newbridge Networks Inc.

By: /s/ Joseph F. Cassidy, Jr.
   ---------------------------

                                      EXHIBIT A

                             NEWBRIDGE NETWORKS PRODUCTS

16XX          MAINSTREET TERMINAL ADAPTERS
26XX          MAINSTREET DATA TERMINATION UNITS
35XX          MAINSTREET TAP SYSTEM
3600          MAINSTREET BANDWIDTH MANAGER
3606          MAINSTREET LITTLE MUX
3612          MAINSTREET NARROW-BAND MULTIPLEXER
3620          MAINSTREET REMOTE ACCESS CONTROLLER
3624          MAINSTREET INTELLIGENT T-1 CHANNEL BANK
3630          MAINSTREET PRIMARY RATE MULTIPLEXER
4601          MAINSTREET NETWORK MANAGEMENT SOFTWARE

              VIVID ATM LAN PRODUCTS


                      PRODUCTS THAT CAN BE DROP-SHIPPED THROUGH
                   DISTRIBUTION WITH PRIOR APPROVAL FROM NEWBRIDGE


3645          MAINSTREET HIGH CAPACITY BANDWIDTH MGR
36120         MAINSTREET FRAME RELAY SWITCH
36150         MAINSTREET ATM NET
36170         MAINSTREET ATMNET BACKBONE SWITCH

                                     EXHIBIT A.1

                             INSTALLATION SERVICES/PRICES

Newbridge Network Services has identified three distinct Service Zones in the Continental United States for the purposes of Installation Services. These are defined as follows:

    Zone "A": Any location between 1-100 miles driving distance of a
              Newbridge Service Center.
    Zone "B": Any location between 101-200 miles driving distance of a
              Newbridge Service Center.
    Zone "C": Any location in the Continental US. that is more than 200 miles driving distance from a Newbridge Service Center.


NEWBRIDGE SERVICE CENTER LOCATIONS--NORTH AMERICA
Atlanta, GA        Houston, TX         Orlando, FL         Seattle, WA
Bakersfield, CA    Iselin, NJ          Philadelphia, PA    St. Louis, MO
Boston, MA         Long Island, NY     Phoenix, AZ         Toronto, CAN
Calgary, CAN       Los Angeles, CA     Pittsburgh, PA      Vancouver, CAN
Chicago, IL        Miami/              Portland, OR        Warwick, RI
                   Ft. Lauderdale, FL
Cincinnati, OH     Minneapolis, MN     Raleigh, NC         Washington, DC
Cleveland, OH      Montreal, CAN       Sacramento, CA
Dallas, TX         New Haven, CT       San Diego, CA
Denver, CO         New York, NY        San Francisco CA
Herndon, VA        Ottawa, CAN         Scranton, PA


INSTALLATION AND COMMISSIONING

Installation is the function of unpacking, assembling and mounting the Newbridge equipment at the Customer location. This includes ground, power and interconnection cabling to the demarcation points as well as the implementation of all inter-rack cabling. Commissioning is the set of programming, testing and cutover activities carried out by Newbridge personnel on the Customer premises. The standard cutover support allocation included in Installation and Commissioning is dependent on the type of equipment being installed, as shown below:

              EXPECTED INSTALL TIME    AFTER HOURS CUTOVER SUPPORT

Small Node           XXXX                     XXXX
Single Shelf 3600    XXXX                     XXXX
Dual Shelf 3600      XXXX                     XXXX
3645; 36150 or       XXXX                     XXXX*
36170 (8- & 16-port)

*This number is average (per Peripheral shelf). The extent of after-hour cutover support for these products is a function of the size and complexity of the node configuration.

Services offered, as shown above, under the standard Installation and Commissioning include on-site after-hour cutover support of Customer voice and data circuits provided that function can be performed on the same day as the installation of the equipment. Any additional time or support required on a day other than the date of installation requires Extended Cutover Support (Part Number 91-0008-01).

Newbridge will only install and commission equipment that has previously been staged (SIAT).

All installation work performed by Newbridge Networks Inc. is warranted to be free from workmanship defects in accordance with Newbridge installation specifications for a period of sixty (60) days. This warranty requires that the node(s) be accessible via a dial-up modem.

Pricing for Installation and Commissioning is based on a percentage of the equipment list price, and minimum per site charges apply, as shown below. Standard installations are performed between the hours of 8 a.m. and 5 p.m. (local time), Monday through Friday. Installations to be performed outside of those times will be billed at one and a half times the standard installation rate. Installations to be performed on Newbridge holidays will be accommodated on a best effort basis and will he billed at twice the standard installation rate.

INSTALLATION RATES FOR NETWORKS

    ZONE      PRICE     MINIMUM   MINIMUM
                        ADD ON    NEW INSTALL

     A        XXX       XXX       XXXX
     B        XXX       XXX       XXXX
     C        XXX       XXX       XXXX

SPECIAL INSTALLATION PRICING CONSIDERATIONS

Special Pricing considerations are applicable when quoting 4602 Delegate Workstations, 3645 Nodal equipment, and the 8-port and 16-port versions of the 36150 and 36170. Prices are as follow:

4602 Delegate Station(s) Flat Rate Installation
-----------------------------------------------
    ZONE                PRICE

    A                   XXX
    B                   XXX
    C                   XXX

3645: 36150/70 (8- & 16-Port) Installation
------------------------------------------
    ZONE                PRICE

    A                   XXX
    B                   XXX
    C                   XXX

NOTES

(1) SELECT PARTNERS ARE ENTITLED TO RECEIVE A XXXXXXX DISCOUNT OFF THE ABOVE INSTALLATION RATES WHEN THE SELECT PARTNER CONTRACTS DIRECTLY WITH NEWBRIDGE FOR SUCH INSTALLATION SERVICES.

(2) NNINS5100, Newbridge Networks Incorporated Installation Policy, details the tasks to be performed by both Newbridge and the Customer under the installation agreement.

(3) A minimum two (2)-week lead time from Network Services' receipt of the Project Information Package (PIP) to the requested installation date is MANDATORY for Domestic nodal installations. A one (1) week lead time is required for card additions or reconfigurations to an existing node.

(4) A minimum three (3) week lead time from Network Services' receipt of Project Information Package (PIP) to the requested installation date is MANDATORY for all International installations.

SPECIAL NOTE: A CUSTOMER MAY ACCELERATE THE INSTALLATION SCHEDULE OF A DOMESTIC NODE BY PURCHASING EXPEDITED INSTALLATION SERVICES (PART NUMBER 91-5106-01). NODES TO BE INSTALLED OUTSIDE OF THE CONTINENTAL UNITED STATES OR CANADA MUST ADHERE TO THE THREE (3) WEEK LEAD TIME.

EXPEDITED INSTALLATION SERVICES

This offering is a premium service performed in conjunction with standard Installation and Commissioning that offers priority treatment for domestic installations. Under this service, an installation is placed in a priority status and the minimum mandatory lead time from PIP receipt to installation date is decreased from two (2) weeks to four (4) working days.

Upon receipt of the PIP, IWR and Purchase Order, the request will be immediately assigned to both a Project Engineer and Installation Coordinator for priority processing.

Pricing for this service is a flat rate fee per node in addition to the standard Installation and Commissioning charges:

    Small Node                         XXX
    Large Node (minus 3645)            XXX
    3645;36150 or 36170 (8- & 16-port) XXX

SPECIAL NOTE: THIS SERVICE DOES NOT IMPLY ANY GUARANTEE OF A FOUR (4) DAY RESPONSE BUT RATHER A PRIORITY PLACEMENT IN THE WORK QUEUE AND A BEST EFFORT BY NETWORK SERVICES TO COMPLETE THE INSTALLATION IN A MINIMAL AMOUNT OF TIME. EXTERNAL FACTORS AFFECTING EXPEDITED INSTALLATIONS INCLUDE THE ACCURACY AND COMPLETENESS OF THE PIP, IWR, AND CUSTOMER PURCHASE ORDER, AS WELL AS SITE READINESS, LINK READINESS, AND EQUIPMENT AVAILABILITY. EXPEDITED INSTALLATIONS ARE ONLY AVAILABLE FOR DOMESTIC NODE INSTALLATIONS.


             INSTALLATION RATE STRUCTURE WHEN NEWBRIDGE CONTRACTS SELECT
                 PARTNER FOR SERVICES AND RECOMMENDED RATE STRUCTURE
                       FOR INTER-SELECT PARTNER INSTALLATIONS.

The pricing outlined below represents the price a SELECT Partner will receive from Newbridge when Newbridge contracts with a SELECT Partner for installation services. The pricing also represents Newbridge's recommendation for inter-Select Partner installation charges. Pricing for Installation is based on a percentage of the equipment list price, and minimum per site charges apply, as shown below. Standard installations are performed between the hours of 8 a.m. and 5 p.m. (local time), Monday through Friday. Installations performed outside of these times will be paid at one and a half times the standard installation rate. Installations performed on SELECT Partner holidays will be paid at twice the standard installation rate.

A.  Sub Contracted rates for NEW INSTALLATIONS shall be reimbursed as follows:

    SMALL MUX EQUIPMENT                LARGE MUX EQUIPMENT
    (3606,3612,3624,3620,3630)         (3600,3645)

              RATE      SITE MINIMUM   RACK & STACK   SITE MINIMUM
    Zone A    XXX       XXX                XXX        XXX
    Zone B    XXX       XXX                XXX        XXX
    Zone C    XXX       XXX                XXX        XXX

B. Sub Contracted rates for ADD-ON INSTALLATIONS shall be reimbursed as follows:

    SMALL MUX EQUIPMENT                LARGE MUX EQUIPMENT
    (3606,3612,3624,3620,3630)         (3600,3645)

              RATE      SITE MINIMUM   RACK & STACK   SITE MINIMUM
    Zone A   XXX        XXX                XXX        XXX
    Zone B   XXX        XXX                XXX        XXX
    Zone C   XXX        XXX                XXX        XXX

    NOTE: All installs & upgrades shall be performed at the above Flat
          Rates based on equipment list price, inclusive of all expenses incurred.

                                      EXHIBIT B

                PRICING/DISCOUNT SCHEDULE FOR PURCHASES MADE DIRECTLY
            FROM NEWBRIDGE AND FOR SALES MADE OUTSIDE OF THE UNITED STATES


1.  NEWBRIDGE DIRECT PRODUCTS PRICING

    The discount to the SELECT Partner for products purchased directly from Newbridge shall be XXX% from Newbridge's US list price. Workstation equipment, non-Newbridge manufactured equipment, maintenance and training are not subject to a discount.

2.  NEWBRIDGE PRODUCT PRICING FOR SALES MADE OUTSIDE OF THE UNITED STATES.

    Prices for sales made by the SELECT Partner to customers located outside of the United States will be based upon the Newbridge International price list which governs the location where the Products will be installed, at discounts shown below.

              International Price list                       Discount

    Region 1  Products to be installed in the United States,    XXX%
              Canada and South America. (NSA Region)

    Region 2  Products to be installed in Europe, the           XXX%
              Middle East, and Africa. (EMEA Region)

    Region 3  Products to be installed in Asia, Pacific         XXX%
              Region (APR Region)

                                      EXHIBIT C

                             DIRECT PURCHASE REQUEST FORM

    NEWBRIDGE Select Partner
--------------------------------------------------------------------------------
                               Direct Purchase Request
--------------------------------------------------------------------------------
SELECT PARTNER Information

Name:
         ----------------------------------------------------------------------
Address:
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------
SELECT Acct. Mgr.                            Phone #:
                   --------------------------          ------------------------
MNI Acct. Mgr.                                Date:
                   --------------------------          ------------------------

--------------------------------------------------------------------------------
END USER Information

Company Name:
             ------------------------------------------------------------------
Address:
         ----------------------------------------------------------------------

Contacts:                                    Phone #:
         ------------------------------------          ------------------------
--------------------------------------------------------------------------------
PROJECT Information

Products to be purchased from NNI:

-------------------------  -------------------------  -------------------------

Estimated total dollar value of project:
                                         --------------------------------------
--------------------------------------------------------------------------------
APPROVALS

Director, Reseller Sales:                                     Date:
                         ------------------------------------      ------------
Asst. Vice President/
Area Director:                                                Date:
               ----------------------------------------------      ------------
Network Services:                                             Date:
                 --------------------------------------------      ------------
Credit Approval:                                              Date:
                 --------------------------------------------      ------------
--------------------------------------------------------------------------------

                                      EXHIBIT D

                      INTERNATIONAL DIRECT PURCHASE REQUEST FORM

    NEWBRIDGE Select Partner
--------------------------------------------------------------------------------
                        International Direct Purchase Request
--------------------------------------------------------------------------------
SELECT PARTNER Information

Name:
         ----------------------------------------------------------------------
Address:
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------
SELECT Acct. Mgr.                            Phone #:
                   --------------------------          ------------------------
NNI Acct. Mgr.                                  Date:
                   --------------------------          ------------------------

--------------------------------------------------------------------------------
END USER Information

Company Name:
             ------------------------------------------------------------------
Address:
         ----------------------------------------------------------------------

Contacts:                                    Phone #:
         ------------------------------------          ------------------------
--------------------------------------------------------------------------------
PROJECT Information

Products to be purchased from NNI:
                                  -------------- --------------- ---------------
Countries that product will be installed:
                                          --------------------------------------
Estimated total dollar value of project:
                                          --------------------------------------
--------------------------------------------------------------------------------
APPROVALS

Director, Reseller Sales:                                     Date:
                         ------------------------------------      ------------
Asst. Vice President/
Area Director:                                                Date:
               ----------------------------------------------      ------------
Network Services:                                             Date:
                 --------------------------------------------      ------------
Credit Approval:                                              Date:
                 --------------------------------------------      ------------
--------------------------------------------------------------------------------

                                      EXHIBIT E

                              FINDER'S FEE REQUEST FORM

         NEWBRIDGE Select Partner
--------------------------------------------------------------------------------
                                 Finder's Fee Request
--------------------------------------------------------------------------------
SELECT PARTNER Information

Name:
         ----------------------------------------------------------------------
Address:
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------
SELECT Acct. Mgr.                            Phone #:
                   --------------------------          ------------------------
NNI Acct. Mgr.
                                                Date:
                   --------------------------          ------------------------

--------------------------------------------------------------------------------
END USER Information

Company Name:
             ------------------------------------------------------------------
Address:
         ----------------------------------------------------------------------

Contacts:                                    Phone #:
         ------------------------------------          ------------------------
--------------------------------------------------------------------------------
PROJECT Information

Description of Opportunity:
                               -------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Products
        ------------------------------------------------------------------------
Estimated total dollar value of project:
                                          --------------------------------------
--------------------------------------------------------------------------------
APPROVALS

Director, Reseller Sales:                                     Date:
                         ------------------------------------      ------------
Vice President:                                               Date:
               ----------------------------------------------      ------------
Contracts:                                                    Date:
                 --------------------------------------------      ------------
--------------------------------------------------------------------------------
\

                           SELECT PARTNER AGREEMENT

                                   EXHIBIT F


                          END USER LICENSE AGREEMENT

                          END USER LICENSE AGREEMENT

THIS AGREEMENT is made this ______ day of_________________, 19____, between NEWBRIDGE NETWORKS INC., a Delaware corporation with principal offices located at 593 Herndon Parkway, Herndon, VA 22070-5241 ("Newbridge") and _____________________________, having principal offices located at
_______________("Customer").


1.  LICENSE

1.1 All software provided to Customer shall be licensed subject to the terms and conditions of this Agreement and, as applicable, the terms set forth in the third party "shrink-wrapped" license packed with the software. Newbridge grants to Customer and Customer accepts a non-exclusive, non-transferable license to use any software and related documentation provided by Newbridge pursuant to this Agreement ("Licensed Software") for Customer's own internal use, solely in conjunction with hardware supplied or approved by Newbridge. In case of equipment failure, Customer may use the Licensed Software on a back-up system, but only for such limited time as is reasonably required to rectify the failure.

1.2 Customer acknowledges that Newbridge may have encoded within the Licensed Software an "application key", establishing the usage and functionality (e.g., the number of equivalent nodes and workstations or other features) of the software as it has been licensed to the Customer. The usage or functionality of such Licensed Software may be expanded only upon payment to Newbridge of an applicable upgrade fee. The above referenced application key shall be conveyed to Customer upon installation of the Licensed Software or upgrade.


2.  PROTECTION AND SECURITY OF LICENSED SOFTWARE

2.1 Customer acknowledges and agrees that the Licensed Software contains proprietary and confidential information of Newbridge and its third party suppliers and agrees to keep such information confidential. Customer agrees not to allow access to the Licensed Software except by its employees having a need for such access, in keeping with it's intended use as set forth herein. Such employees shall have been advised of the confidential and proprietary nature of information contained in the Licensed Software and shall have agreed to protect same.

2.2 All right, title and interest in and to the Licensed Software, other than that expressly granted to Customer herein, shall remain vested in Newbridge or its third party suppliers. Customer shall not, and shall not permit others to: copy, translate, modify, create derivative works from, reverse engineer, decompile, encumber or otherwise use the Licensed Software, except as is specifically authorized under this Agreement. All appropriate copyright and other proprietary notices and legends shall be retained on all Licensed Software supplied by Newbridge, and Customer shall maintain and reproduce such notices on any full or partial copies made.


3.  TERM

3.1 The license shall become effective upon delivery of the Licensed Software to Customer.

3.2 Newbridge may terminate this Agreement and/or any license issued hereunder: (a) upon written notice to Customer if any amount payable to Newbridge is not paid within thirty (30) days of the date on which payment is due; (b) if Customer becomes bankrupt, makes an assignment for the benefit of its creditors, or if its assets vest or become subject to the rights of any trustee, receiver or other administrator; (c) if bankruptcy, reorganization or insolvency proceedings are instituted against Customer and not dismissed within 15 days; or (d) if Customer breaches a material provision of this Agreement and such breach cannot be rectified or is not rectified within 15 days of receipt of written notice of the breach from Newbridge.

3.3 Upon termination of any license, Customer shall return or destroy all copies of the respective Licensed Software. All obligations of Customer arising prior to termination, and those obligations relating to confidentiality and non-use, shall survive termination of this Agreement or of the license.

4.  SUPPORT AND UPGRADES

Customer shall receive software support and upgrades for the Licensed Software only to the extent provided for in the applicable Newbridge software support program then currently in effect, and upon payment of any applicable fees.


5.  CHARGES

Upon shipment of the Licensed Software, Newbridge will invoice Customer for all fees, and any taxes, duties and other charges. Customer will be invoiced for any increased usage and functionality upon issuance by Newbridge of a new software application key. All amounts shall be due and payable within thirty
(30) days of receipt of invoice. Interest may, at Newbridge's discretion, be charged on the balance of any overdue amount at a level not to exceed 1 1/2% per month (19.6% per annum) or highest rate allowed by law.


6.  INDEMNIFICATION

Newbridge shall defend and indemnify Customer in any action to the extent that such action is based upon a claim that the Licensed Software furnished by Newbridge infringes any patent, copyright, trade secret or other intellectual property right, provided that Customer: notifies Newbridge within ten (10) days of its discovery of the existence or imminence of such claim, gives Newbridge sole control of the litigation or settlement of the claim, and provides all such assistance as Newbridge may reasonably require. Notwithstanding the foregoing, Newbridge shall have no liability if the claim results from any modification or unauthorized use of the Licensed Software by Customer or use of the Licensed Software in combination with any software or equipment not supplied or expressly approved by Newbridge, in which event Customer shall defend and indemnify Newbridge against such claim.


7.  WARRANTIES

7.1 Newbridge warrants, for a period of 90 days from the date of shipment, that the Licensed Software, as originally delivered to Customer, will operate substantially in accordance with the functional description set out in the user manual supplied with the Licensed Software, when the Licensed Software is used in accordance with the user manual. Newbridge's sole liability and Customer's sole remedy for a breach of this warranty shall be Newbridge's good faith effort to rectify the nonconformity or, if after repeated efforts Newbridge is unable to rectify the non-conformity, Newbridge shall accept return of the Licensed Software and shall refund to Customer all amounts paid in respect thereof. This warranty is available only once in respect of any Licensed Software, and is not renewed by the payment of fees for additional equivalent nodes or other increased use.

7.2 NEWBRIDGE EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, WARRANTIES OR REPRESENTATIONS OF WORKMANSHIP, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, DURABILITY, OR THAT THE OPERATION OF THE LICENSED SOFTWARE WILL BE ERROR FREE.

7.3 Customer acknowledges and agrees that the Licensed Software supplied under this contract are intended for standard commercial uses and are not specifically designed, manufactured or intended for use or resale in critical applications or hazardous environments requiring fail-safe performance and in which the failure of Licensed Software could lead directly to death, personal injury, or severe physical or environmental damage (including, without limitation, the operation or on-line control of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems). Such undertakings are considered "High Risk Activities". Suitability of Licensed Software for use in one or more High Risk Activities would require additional appropriate development and design engineering by Newbridge including but not limited to the addition of appropriate redundancy and/or contingency procedures. Newbridge and its suppliers explicitly disclaim any express or implied warranty of fitness for High Risk Activities and customer hereby agrees to release and hold Newbridge harmless from liability resulting out of or in connection with implementation of these Licensed Software in High Risk Activities.

8.  LIMITATION OF LIABILITY

IN NO EVENT SHALL THE TOTAL COLLECTIVE LIABILITY OF NEWBRIDGE, ITS EMPLOYEES, DIRECTORS, OFFICERS OR AGENTS FOR ANY CLAIM, REGARDLESS OF VALUE OR NATURE, EXCEED THE AMOUNT PAID PURSUANT TO THIS AGREEMENT FOR THE LICENSED SOFTWARE THAT IS THE SUBJECT MATTER OF THE CLAIM. IN NO EVENT SHALL THE TOTAL COLLECTIVE LIABILITY OF NEWBRIDGE, ITS EMPLOYEES, DIRECTORS, OFFICERS OR AGENTS FOR ALL CLAIMS EXCEED THE TOTAL AMOUNT PAID BY CUSTOMER TO NEWBRIDGE HEREUNDER. WITH THE EXCEPTION OF DAMAGES FOR THE MISUSE OR MISAPPROPRIATION OF SOFTWARE, PROPRIETARY PROPERTY OR CONFIDENTIAL INFORMATION, NO PARTY SHALL BE LIABLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, WHETHER OR NOT SUCH DAMAGES ARE FORESEEABLE, AND/OR THE PARTY HAD BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.


9.  GENERAL

9.1 Under no circumstances shall either party be liable to the other for any failure to perform its obligations (other than the payment of any monies owing) where such failure results from causes beyond that party's reasonable control.

9.2 This Agreement constitutes the entire agreement between Newbridge and Customer with respect to the subject matter referenced and supersedes all prior oral and written communications. No alteration or amendment to this Agreement shall be valid unless the same shall be in writing and signed by authorized representatives of both parties.

9.3 If any provision of this Agreement is held to be invalid, illegal or unenforceable, it shall be deemed severed and the remaining provisions shall continue in full force and effect.

9.4 The Licensed Software may contain freeware or shareware obtained by Newbridge from one or more third party source(s). No license fee has been paid by Newbridge for the inclusion of any such freeware or shareware, and no license fee is charged to Customer for its use. CUSTOMER ACKNOWLEDGES AND AGREES THAT THE THIRD PARTY SOURCE(S) PROVIDE(S) NO WARRANTIES AND SHALL HAVE NO LIABILITY WHATSOEVER IN RESPECT OF CUSTOMER'S POSSESSION AND/OR USE OF THE FREEWARE OR SHAREWARE.

9.5 Newbridge shall have the right, at its own expense and upon reasonable written notice to Customer, to periodically inspect Customer's premises and such documents as it may reasonably require, for the exclusive purpose of verifying Customer's compliance with its obligations under this Agreement.

9.6 Any notice provided hereunder shall be sent to the party's respective address listed above, or to any other such address as may be specified from time to time. Notices shall be deemed to have been received five days after deposit with a post office when sent by registered or certified mail, postage prepaid and receipt requested.

9.7 If the Licensed Software is being acquired by or on behalf of any unit or agency of the United States Government, the following provision shall apply:
If the Licensed Software is supplied to the Department of Defense, it shall be classified as "Commercial Computer Software" and the United States Government is acquiring only the rights specified in this License Agreement as defined in DFARS 227.7202-1(a) and 227.7203-3(a). If the Licensed Software is supplied to any other unit or agency of the United States Government, rights will be defined in Clause 52.227-19(c)(2) of the FAR, or if acquired by NASA, Clause 18-52.227-86(d) of the NASA Supplement to the FAR.

9.8 Customer shall comply with all export regulations pertaining to the Licensed Software in effect from time to time. Without limiting the generality of the foregoing, Customer expressly warrants that it will not directly or indirectly export, re-export, or transship the Licensed Software in violation of any export laws, rules or regulations of Canada, the United States or the United Kingdom.

9.9 No term or provision of this Agreement shall be deemed waived and no breach excused unless such waiver or consent is in writing and signed by the party claimed to have provided such waiver or consent. No waiver by either party of any right, failure to perform or of any breach by the other party hereunder, shall be deemed to be a waiver of any other right hereunder or of any other breach or failure by such other party, whether of a similar nature or otherwise.

9.10 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia. The application of the United Nations Convention on Contracts for the International Sale of Goods is hereby expressly excluded.

IN WITNESS WHEREOF, the undersigned certify their authority to bind the respective parties hereto and have executed this Agreement.

NEWBRIDGE NETWORKS INC.:

By:                                    By:
   ------------------------------          ------------------------------

---------------------------------      ----------------------------------
Name                                   Name

---------------------------------      ----------------------------------
Title                                  Title

                                   EXHIBIT G

                               END USER WARRANTY

HARDWARE PRODUCT WARRANTY

A.  Newbridge warrants the following with respect to the Hardware Product:

    (1) that the Hardware Product is free from defects in material and workmanship;

    (2) that upon payment in full all Hardware Product shall be delivered free and clear of liens, claims or encumbrances of any kind.

B. The above warranties shall extend to the original retail purchaser (or commercial lessee) of 3624 and 3630 series Equipment for a period of sixty
    (60) months from the date of shipment; the above warranties shall extend to the original retail purchaser (or commercial lessee) of all other Equipment for a period of fourteen (14) months from the date of shipment.

C. With respect to products sold but not manufactured by Newbridge, Newbridge will assign to Customer all warranties allowed by the manufacturer.

D. If Newbridge installs the Hardware Product, Newbridge will warrant the installation against defects in material and workmanship for a period of sixty (60) day from the date of installation and provide all parts and on-site labor (including transportation costs of Newbridge's technician(s)) necessary to restore the Hardware Product to proper operating condition at no charge to Customer. The warranty period for repair parts and labor and for replaced Equipment shall be the remainder of the warranty for the repaired or replaced item or ninety (90) days, whichever is greater.

E. Except as specifically provided under section D above, Newbridge's liability under warranty shall be limited to either repair or replacement of the defective Product in accordance with Article 9 below. Newbridge shall incur no obligation under this warranty if (i) the allegedly defective Product is returned to Newbridge more than thirty (30) days after the expiration of the applicable warranty period, or if (ii) Newbridge's verifiable tests disclose that the alleged defect is not due to defects in material or workmanship.

LIMITED SOFTWARE WARRANTIES

Newbridge warrants for a period of 90 days from the date of shipment that the Licensed Software as originally shipped to Customer, when used in accordance with the user manual supplied with the Licensed Software, will operate substantially in accordance with applicable functional descriptions set forth in such manual. Newbridge's sole liability and Customer's sole remedy pursuant to this warranty shall be Newbridge's good faith efforts to rectify the nonconformity or, if after repeated efforts Newbridge is unable to rectify the non-conformity, Newbridge shall accept return of the Licensed Software and shall refund to Customer all amounts paid to Newbridge in respect thereof. This warranty is available only once in respect of any Licensed Software, and is not renewed by the payment of fees for additional equivalent nodes or other enhanced use.

SERVICE AND MAINTENANCE WARRANTY

The services provided under this agreement shall be performed in a workmanlike manner, using qualified maintenance technicians, familiar with the equipment and its operation and, upon timely payment in full, no liens or encumbrances shall accrue from the performance of the services provided hereunder. In the event that, within ninety (90) days from the provision of any service hereunder, the maintenance material or services provided are found not to conform to any Newbridge specification, Newbridge will correct or replace the defective maintenance material or service provided hereunder at no charge to the Customer.

WARRANTY LIMITATIONS AND EXCLUSIVITY

THE WARRANTIES SET FORTH ABOVE ARE COMPLETE AND ARE IN LIEU OF ALL OTHER WARRANTIES, CONDITIONS OR REPRESENTATIONS, EXPRESS OR IMPLIED BY STATUTE, USAGE, CUSTOM OF THE TRADE OR OTHERWISE. NOTWITHSTANDING ANY OTHER OR PRIOR STATEMENT, WRITTEN OR ORAL, NEWBRIDGE MAKES NO OTHER WARRANTIES REGARDING ITS PRODUCT(S) OR THE MATERIALS AND SERVICES CONTEMPLATED HEREUNDER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, NEWBRIDGE EXPRESSLY DISCLAIMS WARRANTIES OR REPRESENTATIONS OF WORKMANSHIP, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, DURABILITY, THAT A LICENSED PROGRAM WILL MEET ALL OF CUSTOMER'S NEEDS OR THAT THE OPERATION OF THE LICENSED SOFTWARE WILL BE ERROR FREE.

NO HIGH RISK USE

Customer acknowledges and agrees that the Products supplied under this contract are intended for standard commercial uses and are not specifically designed, manufactured or intended for use or resale in critical applications or hazardous environments, requiring fail-safe performance and in which the failure of Products could lead directly to death, personal injury, or severe physical or environmental damage (including, without limitation, the operation or on-line control of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems). Such undertakings are considered "High Risk Activities". Suitability of Products for use in one or more High Risk Activities would require additional appropriate development and design engineering by Newbridge including but not limited to the addition of appropriate redundancy and/or contingency procedures. Newbridge and its suppliers explicitly disclaim any express or implied warranty of fitness for High Risk Activities and customer hereby agrees to release and hold Newbridge harmless from liability resulting out of or in connection with implementation of these Products in High Risk Activities.

REPAIR AND RETURN PROCEDURES

If Customer has entered into a mutually executed agreement with Newbridge, maintenance services, procedures and costs shall be as specified in that Agreement. To the extent not covered by such an agreement, Newbridge will process requests for the repair of Product according to the following policy:

A. No Product shall be returned without prior Newbridge authorization. Newbridge's Service Representatives will be provided all necessary information from Customer for processing the return and issuing a Return Authorization (RA) number.

B. Damaged, inoperative or malfunctioning Equipment must be returned by Customer in static protective material, securely packaged to prevent damage in transit with the RA Number written on the outside of the package, and shipped prepaid to:

              Newbridge Networks Inc.
              810 Commerce Park Dr.
              Ogdensburg NY 13669
              Attn: Repair Services
              Phone: (315) 393-9981

C. Newbridge will either repair or, at its option, replace defective Product under warranty within fifteen (15) working days of receipt. Newbridge will return repaired Equipment via surface freight. The cost of expedited freight, if provided, shall be at Customer's expense. The Warranty for repaired or replaced Products shall be the remainder of the original warranty period of ninety (90) days from the date of repair or replacement, whichever is greater.

D. Product found to be operable after testing (e.g. no trouble found), according to Newbridge's current manufacturing standards, shall be subject to Newbridge's then-current handling charge.

E. Repairable out-of-warranty Product will be repaired at Newbridge's then-current repair charges within fifteen (15) working days of receipt of the Product and Customer's applicable purchase order or other written authorization to repair. The Warranty for out-of-warranty serviced Products shall be ninety (90) days from the date of service.

F. When used and handled in accordance with the manufacturer's instructions the Hardware Product (including any laser device) is safe in normal use and transportation. Newbridge is available to answer inquiries regarding the proper use, recycling or disposal of any product or component.